Corporate Overview January 2017

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward Looking Statements

TRUE BLUE BLUE MOJO OUR PATIENTS OUR PEOPLE OUR VISION: Make Hope a Reality

Our Strategic Intent Late Stage (LentiGlobin, Lenti-D) Transformative Product Focus Big Near Term Opportunities (SCD, Multiple Myeloma) “Tetris” R&D (Anti-Pure Play) Best Team (300+) Great Partners Truly Integrated Platform

How Our Gene Therapy Approach Works 1 2 3 4 Produce Viral Particle With Therapeutic Payload Isolate Target Cells From Patient Transduce Target Cells ex vivo Test & Re-infuse Gene Modified Cells Targeted Cells Gene Modified Cells Viral Particle

Focused on Building Left & Right Around the Core PIPELINE Learn Innovate Translate GO LEFT PRODUCTS Deliver to Patients GO RIGHT TEAM ATTITUDE BLUEBIRD CORE SCIENCE MANUFACTURING QUALITY COMMERCIAL REGULATORY CLINICAL

bluebird Pipeline Overview COLLABORATORS

Good Is Never Good Enough For Patients: BLUE Toolbox Strategy



v1.0
v2.0
vFuture
HSC
LentiGlobin
LentiGlobin & Enhancers
Transduction
T Cell
BCMA (bb2121)
BCMA & PI3Ki (bb21217)
Durability
Product Engine
MegaTAL Gene Editing
bioinformatics
LNPs
Lentivirus
mRNA
AAAAA
LentiGlobin
Optimized severe genetic disease products
Novel areas; autoimmune In vivo gene editing
BCMA & Solid Tumors
New & enhanced oncology products

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Where We Ended 2016 Strong momentum across all programs heading into 2017 TDT data & VCN enhancers driving aggressive clinical/regulatory path SCD modifications underway, including strong start with VCN enhancers Exciting (early) multiple myeloma BCMA data Significant growth while maintaining our cultural DNA $885 million cash and investments as of 12/31/16 (unaudited) Cash runway into 2H19

How Do We Get There?
Data, Execution and Development in 2017



DATA
CRB-401 Study Data (bb2121) @ ASCO
LentiGlobin, TDT Update @ EHA
LentiGlobin, TDT and SCD Update @ ASH
LentiD CALD Update @TBD
EXECUTION
Initiate HGB-212 Study of LentiGlobin
Preparations for TDT EU MAA Filing
Confirm LentiD, CALD Clinical/ Regulatory Path
DEVELOPMENT
File Next Generation BCMA IND (bb21217)
Advance & Further Validate Gene Editing Platform

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MM TDT SCD CALD Context for 2017

T H E G E N E T H E R A P Y P R O D U C T C O M P A N Y Products on the Market Programs Nearing Commercialization Additional Programs in the Clinic 2+ 4+ 2+ Patient Impact ∞ World-class Gene Therapy Platform and Integrated Global Capabilities

Program Summaries

bb2121 Current Status Preliminary results suggest bb2121 demonstrated objective responses in heavily pretreated patients with multiple myeloma Patients in the second cohort achieved stringent complete responses and/or elimination of minimal residual disease 100% ORR (6/6) with doses above 5x107 CAR+ T cells bb2121 has been well tolerated, with mild-to-moderate cytokine release syndrome reported as of November data cut-off No dose-limiting toxicities yet identified and dose escalation continues Dose escalation and expansion will continue to identify recommended phase 2 dose bb2121 anti-BCMA CAR T therapy may offer a promising new treatment paradigm for patients suffering from multiple myeloma Data as of Nov 18, 2016

LentiGlobin Current Status: TDT*

- **LentiGlobin treatment shows promising results in TDT**
  - Patients with non-β^0/β^0 genotypes and ≥12 months follow-up remain free of RBC transfusions
  - Clinically meaningful reductions in transfusion volume and frequency in patients with β^0/β^0 genotypes
- **Toxicity profile remains consistent with single-agent busulfan conditioning, with no evidence of clonal dominance**
- **LentiGlobin VCN correlated with HbA^{T87Q} level**
- **LentiGlobin manufacturing process using transduction enhancement for ongoing and planned clinical studies**
  - Goal to increase drug product VCN and total hemoglobin production in all patients, regardless of genotype
- **Pivotal HGB-207 study launched**

*As of September 2016 data cut-off

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LentiGlobin Current Status: Severe SCD

- **Results in HGB-205 subject 1204 demonstrate promise of LentiGlobin autologous gene therapy for severe SCD**
  - ~50% anti-sickling hemoglobin with sustained absence of severe sickle cell disease-related symptoms

- **Initial findings from HGB-206 confirm feasibility of autologous HSC gene therapy in severe SCD**
  - Successful bone marrow harvests and centralized drug product manufacturing
  - Safety profile consistent with procedural requirements
  - No gene therapy-related AEs
  - HbA^{T87Q} production in all treated patients

- **Changes implemented in protocol and manufacturing with goal of achieving higher levels of anti-sickling hemoglobin to optimize clinical benefit**

Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206]

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Lenti-D Current Status Initial interim Starbeam results suggest early treatment with Lenti-D gene therapy may halt neuro-inflammation and demyelination in most CALD patients, with promising safety All subjects were free of Major Functional Disabilities (MFD) as of March 31, 2016 data cut-off Stabilization of NFS achieved in 94% (16/17) and Loes score achieved in 82% (14/17) Resolution of gadolinium enhancement by month 6 in 94% (16/17) Re-appearance of diffuse gadolinium enhancement in 5 subjects, resolved in those (n=2) who have later follow-up No deaths, graft failure, or GvHD reported as of March 31, 2016 AE profile consistent with myeloablative conditioning with bulsulfan and cyclophosphamide Lenti-D gene therapy may offer an alternative to allogeneic bone marrow transplant, particularly for patients with no matched sibling donor Additional follow-up is needed to fully assess efficacy, durability of effect and long-term safety Eight additional patients to be enrolled: same enrollment criteria Gain experience manufacturing and delivering Lenti-D in Europe Bolster data package for US and EU regulatory filings Data presented at AAN 2016. Data as of March 31, 2016

Multiple Myeloma

bb2121: Anti-BCMA Chimeric Antigen Receptor T Cell Product Candidate



5' LTR
Ψ
cPPT
RRE
MND
SP
Anti-BCMA scFv
CD8 hinge
CD8 TM
4-1BB
CD3 ζ
3' LTR

anti-BCMA CAR design

- Autologous T cells transduced with a lentiviral vector encoding a novel anti-BCMA CAR
- 4-1BB co-signaling motif selected to promote proliferation and persistence
- Construct demonstrated potent preclinical *in vivo* activity with low tonic signaling bb2121 demonstrates low antigen-independent signaling



IFN-γ (pg/mL)
2,000
1,500
1,000
500
0
bb2121 construct
anti-BCMA CARs

bb2121 improves survival and drives tumor clearance in MM mice



Tumor volume
Tumor Volume (mm³)
4000
3000
2000
1000
0
0
20
40
60
80
Days
Anti-BCMA CAR T
Bortezomib
Control CAR T
Vehicle
Survival
Survival (%)
100
80
60
40
20
0
0
20
40
60
80
100
Days

Morgan et al, ESGCT 2016

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CRB-401 Phase 1 Study in Relapsed / Refractory Multiple Myeloma Objectives: Determine preliminary safety and efficacy and recommended phase 2 dose N = 50 patients, standard 3+3 dose escalation + expansion cohort Eligibility Relapsed / refractory MM with ≥ 3 prior lines of therapy (including PI and IMiD), or double refractory Measurable disease ≥ 50% BCMA expression Adequate bone marrow, renal and hepatic function 9 U.S. Clinical Sites, 1 Centralized Manufacturing Site CRB-401 Open-label Phase 1 Clinical Study of bb2121 5 x 107 15 x 107 45 x 107 80 x 107 120 x 107 Up to 5 dose cohorts planned, fixed dose of CAR + T Cells 3 + 3 Dose Escalation of CAR + T Cells

Study Status as of November 18, 2016 BCMA+ cells (% of CD138+ plasma cells) <10% 10–25% 26–49% ≥ 50% ≥ 50% Consented N=19 Cells Collected N=13 Dosed N=11 Not eligible N=6 In process N=1 Clinical deterioration prior to infusion N=1  1 Month Response Evaluation N=9 60% of pre-screened patients (n=75) had ≥ 50% BCMA+ CD138+ cells Data as of Nov 18, 2016

Demographics and Disease History in Treated Patients Parameter Statistic N=11 Dosed Patients Age years Median (range) 58 (41-74) Male gender N (%) 7 (64%) Time since diagnosis years Median (range) 5 (1-9) ECOG1 = 0 N (%) 6 (55%) ISS2 Stage I II III N (%) 5 (45%) 4 (36%) 2 (18%) High-risk cytogenetics (del17p, t(4;14), t(14;16), 1q, del 13)    N (%) 5 (45%) Parameter Statistic N=11 Dosed Patients Prior lines of therapy Median (range) 6 (5-13) Prior autologous SCT N (%) 11 (100%) Prior therapies N (%) IMiD lenalidomide pomalidomide 11 (100%) 11 (100%) 9 (82%) proteasome inhibitor bortezomib carfilzomib 11 (100%) 11 (100%) 9 (82%) daratumumab / CD38 antibody 7 (64%) Demographics and MM Staging MM Treatment History Data as of Nov 18 2016 1. Eastern Cooperative Oncology Group Performance Score. 2. International Staging System

Adverse Events Generally Mild, No ≥ Grade 3 CRS* or Neurotoxicity No dose-limiting toxicities as of data cut-off Cytopenias related to fludarabine/ cyclophosphamide lymphodepletion, as expected No ≥ Grade 3 cytokine release syndrome or neurotoxicity as of data cut-off n Treatment Emergent Adverse Events Occurring in >1 Patient (N = 11 Patients Dosed with bb2121) *CRS uniformly graded according to Lee et al., Blood 2014;124:188-195 Data as of Nov 18, 2016

Best Response and Time Since bb2121 Infusion † † PR PR PR VGPR sCR Best response to date sCR PD SD PR 45x107 15x107 5x107 * * * * Dose CAR+ T cells MRD negative Best response First response Disease progression Death † Data as of Nov 18, 2016 * Patient with ≥50% bone marrow involvement

Responses to bb2121 Infusion Baseline Day 14 All patients treated at doses > 5x107 with bone marrow involvement at baseline have had no detectable bone marrow disease on Day 14 or beyond Baseline Month 1 Serum M-protein dFLC (% change from baseline)* CD138 BCMA IHC PET Bone marrow response and tumor burden reduction 5x107 15x107 45x107 Patient 8 Patient 6 5x107 15x107 45x107 *ratio=involved LC-uninvolved LC, calculated only in patients with a baseline LC > 10 mg/dL Data as of Nov 18, 2016

CAR T Cell Expansion at Every Dose Vector Copies in CD3-enriched Peripheral Blood by PCR Decrease in Serum BCMA Correlated with CAR T Expansion LLOQ CAR+ T cells in Bone Marrow @ D14 by FLOW Comp-PE-A :: rhBCMA Comp-APC-A :: CD3 68% bb2121 CAR T cells Data as of Nov 18, 2016

Cytokine Release Syndrome Summary 8/11 (73%) with cytokine release syndrome (CRS)   CRS severity Grades 1 & 2 Including patients in all dose groups and those with ≥50% bone marrow involvement CRS-related symptoms mostly Grade 1 No patients received tocilizumab or steroids Reported CRS-Related Symptoms In 8 treated patients with CRS 5x107 15x107 45x107 ULN Levels reported in patients with severe CRS* 50,000 10,000 Peak Cytokine Levels Data as of Nov 18, 2016 * In anti-BCMA and anti-CD19 CAR T studies. Ali et al., Blood 2016 128: 1688. Maude et al., NEJM 2014

Transfusion Dependent β-Thalassemia

TDT Studies: Status HGB-204 multicenter study of LentiGlobin in TDT CURRENT STATUS HGB-205 single center study of LentiGlobin in TDT and severe SCD CURRENT STATUS All 18 patients treated, with ≥ 6 months follow-up 2 patients have completed 2-year analysis 4 TDT patients treated, with 11 – 33 months follow-up Data as of Sept 16, 2016

Patient and Drug Product Characteristics HGB-204 N=18 treated patients Genotype β0/β0 (n=8) Non-β0/β0 (n=10) Genotype 8 10 βE/β0 -- 6 Other (β+/β0, β+/β+, βx/β0) -- 4 Age at start of regular transfusions Age at consent Median (range) years 0 (0 – 7) 23 (12 - 35) 6 (0 – 26) 19.5 (16 – 34) Median (range) pre-study pRBC transfusion vol annualized median (range) mL/kg/year 184.9 (128.7 - 261.3) 146.3 (117.0 – 234.5) Splenectomy 3 3 Drug Product Parameters Median (range) Drug product VCN1 0.7 (range 0.3 - 1.5) 0.8 (range 0.3 - 1.1) Drug product cell dose CD34+ cells x106/kg 11.0 (range 6.1-18.1) 7.1 (range 5.2-13.0) Data as of Sept 16, 2016 1. VCN: vector copy number (vector copies per diploid genome)

Patient and Drug Product Characteristics HGB-205 1201 1202 1203 1206 Age at Enrollment (years) 18 16 19 17 Genotype β0/βE β0/βE homozygous IVS1 nt 110 G>A β0/βE Pre-Treatment pRBC Transfusions (mL/kg/year)1 139 188 176 197 VCN in Drug Product2 1.5 2.1 0.8 1.1 CD34+ Cell Dose (x106/kg) 8.9 13.6 8.8 12.0 Busulfan AUC (average, uM/min) 4,967 5,212 4,670 4,930 Follow-up (months) 33.5 30.3 14.6 11.6 1mean pRBC requirement per year, over the past 2 years prior to consent; 2VCN = number of vector copies per diploid genome Data as of Sept 16, 2016

HbAT87Q production increases to month 9, then stabilizes 204 other genotype 204 β0/β0 genotype 205 other genotype Data as of Sept 9, 2016 [HGB-205], Sept 16, 2016 [HGB-204]

Peripheral VCN correlates with DP VCN and HbAT87Q level at Month 6 R2 = 0.72 P<0.0001 R2: 0.38 P ≤ 0.01 Peripheral VCN vs. DP VCN HbAT87Q vs. Peripheral VCN Data as of Sept 16, 2016

Patients with non-β0/β0 genotypes and ≥12 months follow-up have stopped RBC transfusions Time from treatment to last transfusion Time since last transfusion Total Hb (g/dL) @ last study visit 10.9 13.5 8.3 11.3 9.5 10.3 11.7 12.3 12.5 10.3 7.2 9.1 9.0 11.3 months Data as of Sept 9, 2016 [HGB-205], Sept 16, 2016 [HGB-204]

Transfusion reduction seen in patients with β0/β0 genotypes with ≥12 months follow-up 65% Median Reduction in Transfusion Number (range 31%-81%) 63% Median Reduction in Transfusion Volume (range 47%-78%) Transfusion Volume Number of Transfusions Data as of Sept 16, 2016 Post-treatment: annualized on-study volume and number of transfusions based on observed values starting at month 6 through data cut-off Median follow-up for patients with β0/β0 genotypes (N=8) 17.3 months (range 6.7-25.4)

Other genotypes β0/β0 genotypes HGB-207 first patient Data as of Nov 30, 2016 Exploratory in vitro analysis conducted at research scale 2.9 no enhancement transduction enhancement Percent of cells transduced: 77% Research-scale Results Demonstrate Increase in Drug Product VCN Across Genotypes

HGB-207 Non-β0/β0 genotypes HGB-212 β0/β0 genotypes Phase 3, multi-center, global study Phase 3, multi-center, global study N=15 adults and adolescents, and N=8 pediatric patients Open and enrolling N=15 adults, adolescents and pediatric patients Initiation planned for 2017 Next steps: Pivotal clinical studies of LentiGlobin therapy in TDT

U.S. Registration Strategy General agreement with U.S. regulators on the registration path for LentiGlobin BB305 for the treatment of transfusion-dependent β-thalassemia U.S. Pursue approval in adults and adolescents based on data from ongoing pivotal HGB-207 trial Pediatric population to be included as a cohort of HGB-207, rather than separate study Submission for approval in β0/β0 patients to be based on planned HGB-212 study BREAKTHROUGH THERAPY DESIGNATION

EU Registration Strategy General agreement with EU regulators on the registration path for LentiGlobin BB305 for the treatment of transfusion-dependent β-thalassemia EU Pursue CONDITIONAL APPROVAL on the basis of data from ongoing HGB-204 (Northstar) & HGB-205 studies ADAPTIVE PATHWAYS Plan to include available data from HGB-207 and HGB-212 studies at the time of filing in the marketing authorization application PRIME

Sickle Cell Disease

Current Status of HGB-206 Study As of November 9, 2016 Enrollment criteria 18+ years of age History of symptomatic SCD Adequate organ function/performance status No previous HSCT or gene therapy Target: up to 29 treated subjects Ineligible/withdrew consent N=3* Bone Marrow Harvest planned or in progress N=3 Consented N=13 Bone Marrow Harvest Complete N=7 Transduction Complete N=7 Drug Product Infused N=7 Data as of Nov 9, 2016 * 2 screen failures (bilirubin levels/fertility concerns), 1 withdrew consent

Patient and Treatment Characteristics Treatment Characteristics Parameter HGB-206 (n=7) Median (range) HGB-205 (n=1) Age at Enrollment (years) 26 (18 – 42) 13 Bone Marrow Harvests 2 (1 – 4) 2 Target daily busulfan AUC (μM/min) 5000 (4400 – 5400) 4841 (actual) LentiGlobin DP cell dose (CD34+x106 cells/kg) 2.1 (1.6 – 5.1) 5.6 LentiGlobin DP vector copy number (VCN) 0.6 (0.3 – 1.3) 1.0, 1.2 All treated patients (n=8) have a history of severe SCD in 2 years prior to enrollment, despite hydroxyurea therapy SCD History (n=8) Recurrent VOCs Stroke Acute Chest Syndrome Regular pRBC Transfusions 6 2 6 2 Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206]

Vector Copy Number (VCN) in Drug Product and Peripheral Blood Vector copy number (VCN; per diploid genome) VCN drop from drug product to peripheral blood in HGB-206 Peripheral blood VCN over time 1204 Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206]

All Treated Patients Produce Measurable HbAT87Q Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206]

12 12 9 9 6 6 9 48% Anti-Sickling Hb 30.0% 14.2% 18.3% 22.8% 16.5% 7.9% 21 18.7% 1301 1303 1304 1306 1308 1309 1310 1204 12 12 9 9 6 9 6 21 Follow up (Months) Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206] 8% to 48% Anti-Sickling Hemoglobin at Last Follow Up

Chronic transfusions Weaned off transfusions Last transfusion on Day + 88 (> 18 months ago) Multiple hospitalizations before starting transfusion regimen No hospitalizations or acute SCD-related events Baseline while on transfusions Reticulocytes 238.3 x 109/L LDH 626 U/L Bilirubin 50 μmol/L Reticulocytes 132 x 109/L LDH 287 U/L Bilirubin 11 μmol/L Transfusions Clinical Status Pre-Treatment 21 Months After Treatment Hemolysis Clinical Outcomes 21 Months After Treatment in HGB-205 Patient 1204 Data as of Nov 9, 2016 [HGB-206]

Interim Summary – Where are we today?

- **Results in HGB-205 subject 1204 demonstrate promise of LentiGlobin autologous gene therapy for severe SCD**
  - ~50% anti-sickling hemoglobin with sustained absence of severe sickle cell disease-related symptoms
- **Initial findings from HGB-206 confirm feasibility of autologous HSC gene therapy in severe SCD**
  - Successful bone marrow harvests and centralized drug product manufacturing
  - Safety profile consistent with procedural requirements
  - No gene therapy-related AEs
  - HbA^{T87Q} production in all treated patients
- **Challenges remain to achieve target level of anti-sickling hemoglobin in all patients**
- **Higher levels of anti-sickling hemoglobin are needed to optimize clinical benefit**

Data as of Sept 9, 2016 [HGB-205] and Nov 9, 2016 [HGB-206]

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Stem Cell Transduction and Engraftment – The Challenge of Sickle Cell Disease Adequate myeloablation Successful engraftment of transduced cells Healthy bone marrow Robust HSC harvest Effective transduction Receptive marrow niche High transduced cell dose Persistent, expanding transduced HSCs Low transduced cell dose Sub-optimal engraftment of transduced cells Hypoxic, inflamed bone marrow Unreceptive bone marrow niche Inadequate myeloablation Low yield HSC harvest Poor transduction efficiency

Protocol and Process Changes to Potentially Improve Outcomes in SCD Patients Hypoxic, inflamed marrow Pre-harvest transfusions to reduce marrow inflammation, hypoxia Low yield harvest Additional changes to manufacturing process to increase cell dose Poor transduction VCN Enhancers (Process 2) Inadequate myeloablation Increased exposure to myeloablative agent

LentiGlobin Manufacturing Process with Transduction Enhancers Increases DP VCN in SCD CD34+ Cells 1 2 3 4 5 6 7 8 9 10 11 12 13 HGB-206 drug product Research-scale SCD patient CD34+ cells transduced Data as of Nov 30, 2016 Percent of cells transduced: 83% 3.3 no enhancement transduction enhancement

Closing

The 2017 Plan is Clear and Catalyst Rich

β-THALASSEMIA	SICKLE CELL DISEASE	CALD	MULTIPLE MYELOMA	PIPELINE
Ongoing Data from HGB 204 & 205	HGB-205	Starbeam Study Expansion	Ongoing Data from CRB-401	Platform Improvements
Data from HGB-207 & Initiate HGB-212	HGB-206	Allo Transplant Study	Next Gen bb21217 IND	Innovative Science
VCN Enhancers Impact & Filing Strategy	Protocol & VCN Enhancers Impact	Confirm Regulatory Strategy	Study Expansion & Clin/Reg Path Forward	Deliver New Programs to the Clinic

$885 million cash and investments as of 12/31/16 (unaudited)

Cash runway into 2H19

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Products on the Market Programs Nearing Commercialization Additional Programs in the Clinic 2+ 4+ 2+ Patient Impact ∞ 2022 Vision – The Gene Therapy Product Platform

2022 – We Must Make Hope a Reality Bringing & Valuing Hope Go TRUE BLUE

Closing Nick Leschly, chief bluebird